Filed Pursuant to Rule 497(e)
Registration Statement Nos. 333-128699
333-151910
333-145064

TIAA-CREF Life Separate Account VLI-1

TIAA-CREF Life Separate Account VA-1

TIAA-CREF Life Insurance Company

PROSPECTUS SUPPLEMENT NUMBER 2

dated May 1, 2014 to the

Intelligent Life® VUL Prospectus

dated May 1, 2014

Intelligent Life Survivorship VUL Prospectus

dated May 1, 2014

Intelligent Variable Annuity® Prospectus

dated May 1, 2014

This supplement amends certain disclosure in the above-referenced prospectuses for the Contracts with the same names. All other provisions of your Contract remain as stated in your Contract and prospectus, as previously amended. Please keep this supplement with your prospectus for future reference.

PIMCO VIT Commodity Real Return Strategy Portfolio

The PIMCO VIT Commodity Real Return Strategy Portfolio changed the annual portfolio operating expenses effective 5/1/2014 as follows:

Portfolio	Management Fees	Distribution (12b-1) or Service Fees	Other Expenses	Acquired Fund Fees and Expenses	Gross Total Annual Portfolio Operating Expenses	Contractual Fee Waivers and Reimbursements	Net Total Annual Portfolio Operating Expenses
PIMCO VIT Commodity Real Return Strategy Portfolio — Institutional Class	0.74%	0.00%	0.08%	0.12%	0.94%	0.12%	0.82%

For more information about these changes and about the portfolio in general, refer to the PIMCO VIT Commodity Real Return Strategy prospectus.